Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement, dated as of February __, 2017, is by and among FluoroPharma Medical, Inc., a Nevada corporation (the “Company”), and those investors set forth on Schedule A to this Agreement (the “Investors”). The Company and the Investors may be collectively referred to as the “Parties.”

RECITALS

The Investors have agreed to enter into a Senior Secured Convertible Promissory Notes (the “Notes”) convertible into shares of the Company’s common stock.

The Company has agreed to grant the Investors certain rights with respect to the registration of the shares of common stock of the Company issuable upon conversion of the Notes.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.           Definitions.

As used in this Agreement, the following terms will have the following respective meanings:

 “Commission” means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” will mean (i) the common stock of the Company, as authorized on the date of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any similar federal statute successor thereto, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Note Purchase Agreement” means the Note Purchase Agreement dated as of the date hereof, as may be amended from time to time in accordance with its terms.

“Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

“Registrable Shares” means (i) the shares of Common Stock issued or issuable upon conversion of the shares of Common Stock; and (ii) any other shares of Common Stock of the Company issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalization, or similar events); provided, however, that shares of Common Stock which are Registrable Shares will cease to be Registrable Shares upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or any sale in any manner to a person or entity which, by virtue of Section 11 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement or the Note Purchase Agreements to a request or consent of holders of a certain percentage of Registrable Shares, or to a number or percentage of Registrable Shares held by a Stockholder, such reference will include shares of Common Stock issuable upon conversion of the Shares even though such conversion has not yet been effected.

“Securities Act” means the Securities Act of 1933, as amended, and any similar Federal statute successor thereto, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

“Shares” will have the meaning specified in the Note Purchase Agreement.

 “Stockholders” means the Investors and any persons or entities to whom the rights granted under this Agreement are transferred as permitted by Section 11 below.

 2.           Sale or Transfer of Shares; Legend.

(a)           The Registrable Shares and shares issued in respect of the Registrable Shares will not be sold or transferred unless either (i) they first shall have been registered under the Securities Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

(b)           Each certificate representing the Registrable Shares, and shares issued in respect of the Registrable Shares, will bear a legend substantially in the following form:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred or pledged unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required.

The foregoing legend will be removed from the certificates representing any Registrable Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144 under the Securities Act.

3.           “Piggyback” Registration.

(a)           If at any time the Company proposes to file a Registration Statement on Form S-1 or Form S-3, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request will state the intended method of disposition of such Registrable Shares), the Company will use its best efforts to cause all Registrable Shares, which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, that the Company will have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

(b)           In connection with any offering under this Section 3 involving an underwriting, the Company will not be required to include any Registrable Shares in such underwriting unless the requesting Stockholders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it.

(c)           If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included pursuant to this Section 3 would materially and adversely affect such public offering, then the Company will be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect, but in no event will the amount of Registrable Shares included in the offering be reduced unless there is first excluded from such registration statement all shares of Common Stock to be included therein by (i) any director, officer or employee of the Company or any subsidiary, (ii) any holder thereof not having any such contractual, incidental registration rights or (iii) any holder thereof having contractual, incidental registration rights subordinate and junior to the rights of the holders of Registrable Shares. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration will participate in the underwriting pro rata based upon their total ownership of the aggregate number of shares requested to be included in such registration by the Stockholders and by holders granted registration rights in accordance with Section 9 (or in any other proportion as agreed upon by all holders entitled to such rights).

4.           Registration Procedures.

If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company will as expeditiously as possible:

(a)           prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

(b)           prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective for a period of not less than 120 days from the effective date;

(c)           furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

(d)           use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders will reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such jurisdictions of the Registrable Shares owned by the selling Stockholders; provided; however, that the Company will not be required in connection with this paragraph (d) to qualify as a foreign corporation, execute a general consent to service of process or subject itself to taxation in any jurisdiction.

If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company will promptly notify the selling Stockholders and, if requested, the selling Stockholders will immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company will promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders will be free to resume making offers of the Registrable Shares.

5.           Allocation of Expenses.

The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration is withdrawn at the request of the Stockholders requesting such registration (other than as a result of material adverse information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under subsection 3, the requesting Stockholders will pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. The Company will pay all Registration Expenses in connection with any registration initiated pursuant to this Agreement which is withdrawn, delayed or abandoned at the request of the Company, unless such registration is withdrawn, delayed or abandoned solely because of any actions of the holders of Registrable Shares. For purposes of this Section, the term “Registration Expenses” will mean all expenses incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Stockholders, but excluding underwriting discounts and selling commissions relating to the Registrable Shares.

6.           Indemnification.

(a)           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

(b)           In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of such seller hereunder will be limited to an amount equal to the proceeds received by such seller of the Registrable Shares sold in such registration.

(c)           Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) will give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who will conduct the defense of such claim or litigation, will be approved by the Indemnified Party (whose approval will not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein will not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party will pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided, however, that under no circumstances will the Indemnifying Party be required under this Section 7 to pay the expenses of more than one counsel for the Indemnified Parties. No Indemnifying Party, in the defense of any such claim or litigation will, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party will consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

(d)           If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an Indemnified Party under this Section 7 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to herein, then each Indemnifying Party will contribute to the amount paid or payable by such Indemnifying Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in the same proportion as the net proceeds from the offering (before deducting expenses) received by such Indemnifying Party bear to the total net proceeds from the offering (before deducting expenses) exceeds the amount of any damages which such Indemnifying Party has otherwise been required to pay by reason of its indemnification obligations under this Section 7. No person guilty of fraudulent misrepresentation within the meaning of Section 11(a) of the Securities Act will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution obligations of each Indemnifying Party under this Section 7 are several and not joint.

7.           Information by Holder. Each holder of Registrable Shares included in any registration will furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may request in writing and as will be required in connection with any registration, qualification or compliance referred to in Section 5.

8.           Limitations on Subsequent Registration Rights. The Company will not, without the prior written consent of the Stockholders holding two-thirds of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any registration filed under Section 3 or 4, unless, under the terms of such agreement the rights of such holders to include securities in a registration filed by the Company are no more favorable to such holders than the rights granted to the Stockholders under Sections 3 and 4.

9.           Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the completion by the Company of an offering of its securities (other than pursuant to an employee benefit plan) in accordance with the provisions of Regulation A under the Securities Act, the Company agrees to:

(a)           make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)           file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act (at any time after it has become subject to such reporting requirements);

(c)           furnish to any holder of Registrable Shares upon request a written statement by the Company as to its compliance with the information requirements of said Rule 144 (at any time after 90 days after the closing of the first sale of securities by the Company pursuant to a Registration Statement), and of the reporting requirements of the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration; and

(d)           list the Registrable Shares on any national securities exchange where any of its Common Stock is so listed and maintain such listing, all at the Company’s expense.

Notwithstanding the foregoing to the contrary, the Company may defer or suspend compliance with this Section for such period as is determined by unanimous approval of the Directors to be in the best interests of the Company.

10.           Transfers of Certain Rights.

(a)           10% of Registrable Shares. The rights granted to the Stockholders hereunder may be transferred by such Stockholder to any transferee who acquires at least 10% of the Registrable Shares; provided, however, that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

(b)           Transferees. Any transferee to whom rights under this Agreement are transferred will, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon the Stockholder under this Agreement to the same extent as if such transferee were a Stockholder hereunder.

(c)           Subsequent Transferees. A transferee to whom rights under this Agreement are transferred pursuant to this Section 11 may not again transfer such rights to any other person or entity, other than to a Stockholder and other than as provided in Section 11(a) or (b).

(d)           Distributions to Affiliated Owners. Anything in this Agreement to the contrary notwithstanding, any Stockholder which is a partnership, corporation or limited liability company may transfer rights granted to such Stockholder under this Agreement without limitation as to amount, to any partner, stockholder or member thereof to whom Registrable Shares are transferred and who delivers to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Stockholders under this Agreement to the same extent as if such transferee were a Stockholder hereunder. In the event of such transfer, such partner, stockholder or member will be deemed a Stockholder for purposes of this Section 11 and may again transfer such rights to any other person or entity which acquires Registrable Shares from such partner, stockholder or member, subject to and in accordance with Sections 11(a) and (b).

11.           Notices. All notices, requests, consents, and other communications under this Agreement will be in writing and will be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid, to the parties at the addresses set forth under their respective names below, or to such other address as any party may provide in writing to the others.

12.           Entire Agreement. This Agreement and the Note Purchase Agreement embody the entire agreement and the understanding between the parties hereto with respect to the subject matter of this Agreement and supersede all prior agreements and understandings relating to such subject matter.

13.           Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares. Any amendment or waiver effected in accordance with this Section 14 will be binding upon each holder of any Shares or Registrable Shares, each future holder of all such securities and the Company. If the Company issues any Registrable Shares after the date of this Agreement pursuant to the Note Purchase Agreement or otherwise, the Company, as a condition precedent thereto, will cause the execution by the acquirer(s) of such shares of a counterpart of this Agreement and an amendment adding their names as signatories hereto. The foregoing will not require the Company to procure an amendment to this Agreement by the other parties hereto. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, will be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

14.           Damages. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it will not oppose an application by the holder of Registrable Shares or any other person entitled to the benefits of this Agreement requiring specific performance of any and all provisions of this Agreement or enjoining the Company from continuing to commit any such breach of this Agreement.

15.           Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

16.           Headings. The headings of the sections, subsections, and paragraphs of this Agreement have been added for convenience only and will not be deemed to be a part of this Agreement.

17.           Severability. The invalidity or unenforceability of any provision of this Agreement will not affect the validity or enforceability of any other provision.

18.           Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

[signature page follows]

EXECUTION

The undersigned have executed this Registration Rights Agreement as an instrument under seal as of the day and year first above written.

COMPANY: FLUOROPHARMA MEDICAL, INC. By: Name: Thomas H. Tulip Title: President
INVESTOR

(Name of entity)

By:  ___________________________

Title:___________________________

Address:   _______________________

________________________________

(Please indicate the full legal name of the entity and the capacity or title of the individual signing on its behalf.)

Schedule A
Investors

Purchasers	Shares Purchased	Aggregate Purchase Price